September 27, 2011

Important News about Your Templeton Global Balanced Fund Account

Dear Valued Shareholder:

Effective September 27, 2011, Templeton Global Balanced Fund Class A (Fund #425) has been redesignated Templeton Global Balanced Fund Class A1 (Fund #425) and closed to new investors. You, as an existing shareholder, can continue adding to your account. Please note that there is no change in the value of your account and no change in the sales charges or operating expenses applicable to your investment. In short, only the name of your share class is changing from Class A to Class A1.

Quarterly Account Statements

You will receive comprehensive, quarterly account statements itemizing your Templeton Global Balanced Fund transactions, including payment of any dividends and/or capital gains. We also provide account information, online transactions, fund share prices and performance results at franklintempleton.com.

This correspondence was preceded by a current summary prospectus and/or prospectus of Templeton Global Balanced Fund, which contains more fund information regarding sales charges, expenses and risk factors. Please read it carefully before you invest or send money.

425 LSB 09/11